UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

         Date of Report (Date of earliest event reported) March 22, 2001
                                                          --------------



                            WORLD INTERNETWORKS, INC.
                            -------------------------
             (exact name of registrant as specified in its charter)



         Nevada                      03305844-NY                87-0575839
         ------                      -----------                ----------
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation or organization)    File Number)            Identification No.)


9710 South 700 East, Suite # 205 Sandy, Utah    84070
-----------------------------------------------------
(Address of principal executive offices)(postal code)


(Registrant's Telephone Number, Including the Area Code)           (801)501-7500
                                                                   -------------


          ------------------------------------------------------------
          (Former name or former address, if changed from last report.)

                            WORLD INTERNETWORKS, INC.

Item 1.  Changes in Control of Registrant.

         On February 27, 2001, World Internetworks, Inc., a Nevada corporation ("we", "us" or the "Company"), entered into an Agreement and Plan of Reorganization and Merger with GTD Acquisition Corp., a Delaware corporation and our wholly owned subsidiary ("Newco"), and GT Data Corporation, a Delaware corporation ("GTD") (the "Merger Agreement"). The Merger Agreement provides for Newco to be merged with and into GTD (the "Merger") pursuant to the applicable provisions of the law of the State of Delaware, with GTD as the surviving subsidiary of the Company. Upon execution of the Merger Agreement on February 27, 2001, closing of the Merger remained contingent upon, among other things, a consolidation of the Company's outstanding shares, GTD stockholder approval and due diligence.

         Subsequently and in accordance with the terms of the Merger Agreement, effective at the close of business on March 20, 2001, the Company effected a consolidation of its authorized and issued and outstanding shares of common stock. The consolidation resulted in a reduction in our authorized shares from 500,000,000 to 250,000,000, and in 7,056,232 shares being issued and outstanding (without giving effect to shares to be issued as contemplated by the Merger Agreement). This means that as of that date, every two shares of our common stock issued and outstanding immediately prior to the consolidation was deemed to constitute one share of our issued and outstanding shares after the consolidation.

         On March 22, 2001 the Merger Agreement became effective following the satisfaction of all conditions to closing (the "Effective Date"). In accordance with the terms of the Merger Agreement, we acquired all of the issued and outstanding capital stock of GTD.

         On the Effective Date, the shareholders of GTD received, in exchange for all of their shares of GTD, 7,688,403 shares (on a post-consolidation basis) of the Company's common stock. Following the March 20, 2001 consolidation, these shares represented approximately 52% of the Company's then issued and outstanding shares of common stock. However, the Company reserved an additional aggregate of approximately 5,061,881 shares for issuance, on a post-Merger basis, for subsequent issuance, in the discretion of the Company's then Board of Directors, to employees of GTD and to shareholders of a certain storage design and engineering company (the "Target Storage Company"), in accordance with a possible acquisition of all of the issued and outstanding shares of the Target Storage Company. No definitive agreement has been entered into to acquire the Target Storage Company and there is no assurance that such acquisition will occur. If these shares are all issued, the current shareholders of the Company will own approximately 36% of the Company's then issued and outstanding shares.

         Immediately after the closing, Fairway Capital Partners, LLC, the principals of which are currently shareholders of the Company, received a finder's fee of 750,000 shares (on a post- consolidation basis). If the shares issued to Fairway as a finder's fee are included in the post- Merger calculation, the shares issued to GTD's shareholders represent approximately 49.6% of the Company's then issued and outstanding shares of common stock.

         Upon  consummation  of  the  Merger,  the  Company's  current  officers
resigned  and  were   replaced  by  officers   selected  by  GTD's   management.
Specifically, Robert Genesi was elected as Chief Executive Officer, President and Secretary of the Company and Robert Mullaney was elected as Executive Vice President of Sales. In addition, the Company's directors other than Mr. Steven Hansen also resigned and were replaced by Robert Genesi and Anthony Giraudo, representative GTD Directors, named by Mr. Hansen to fill those vacancies.

         Consummation of the Merger resulted in a change of control (exclusive of the shares issued as a finders' fee to Fairway Capital Partners, LLC).

         Copies of press releases related to the consolidation of our stock and the acquisition of GTD are attached hereto and incorporated herein by reference.

Item 2.  Acquisition or Disposition of Assets

(a)      See Item 1 above for a discussion of our acquisition of GTD.

(b)      GTD's current  operating  business is managed  through its wholly owned subsidiary, Technical Services and Logistics, of Simi Valley California ("TSLi"). TSLi provides repair, remarketing and logistics solutions to the data storage market, including mass storage for original equipment manufacturers and integrators. TSLi's assets constitute plant, equipment and other physical property and we intend to continue using these assets in TSLi's current business.

Item 5.  Other Events

                         PRE-EXISTING INTERNET BUSINESS
                         ------------------------------

         World  Internetworks,   Inc.  maintains  a  full-service  web  services
provider that focuses on small and home-based businesses. For a monthly membership fee of $39.95, we provide an internet package that includes web site design and hosting, unlimited free e-mail and internet training. For no additional charge, our members are able to list their web sites in our Main Street Plaza online shopping mall.

         We are a reporting company. Copies of our periodic reports filed with the Securities and Exchange Commission may be inspected at or obtained from the Public Reference Branch. These documents may be inspected and copied at the Public Reference Room of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for additional information. Our Commission filings are also available from the Commission's web site: http://www.sec.gov.

                                       GTD
                                       ---

         GTData Corporation's stated goal is to become a high-end data storage solutions company which would develop, manufacture and sell advanced tape drives, in addition to its current service business. GTD is still in the process of attempting to obtain the technology and capacity to achieve this goal and there is no assurance that it will do so, or do so on commercially reasonable terms.

         GTD's current operating business is managed through its wholly owned subsidiary, TSLi. TSLi provides repair, remarketing and logistics solutions to the data storage market, including mass storage for original equipment manufacturers and integrators.

         GTD is headed by data storage industry veteran Robert Genesi. A co-founder of GTD, Mr. Genesi has experience with start-up and turnaround situations in the technology sector. He has more than 25 years of operating experience in senior and corporate-level positions with a variety of major technology firms, including as President and COO of Read-Rite, and President and CEO of DAS Devices.

                                COMBINED COMPANY
                                ----------------

         We currently intend to focus on developing GTD's storage business, although we are currently maintaining our pre-existing internet business. Robert Genesi will head our combined Company and we will evaluate the co-existence of these businesses in the ordinary course.

           RISK FACTORS RELATED TO OUR PRE-EXISTING INTERNET BUSINESS
           ----------------------------------------------------------

         Acquisition of our common stock is very speculative and involves substantial risks. In addition to the general investment risks described below, you should carefully consider the following factors before making an investment decision. Since we intend to focus on GTD's business activities following the Merger, some of these risks may not necessarily be applicable to GTD's activities.

WE HAVE A HISTORY OF UNSUCCESSFUL OPERATIONS

         World InternetWorks, has operated through wholly-owned subsidiaries, World Internet Marketplace, Inc., a Utah corporation; Global Wholesale Exchange, Inc., a Utah corporation; and Global Media Group, Inc., a Utah corporation. These operations were unsuccessful and the subsidiaries ceased operations in October 1998. On October 26, 1999, each of our subsidiaries filed a Chapter 7 bankruptcy case in the United States Bankruptcy Court for the District of Utah. In 1999, the Utah Department of Commerce also dissolved each of these subsidiaries. We cannot assure you that our future operations will have more success than our previous operations.

WE MAY HAVE DIFFICULTY OBTAINING FUNDING IN THE FUTURE

         We currently have limited operating capital and cash resources. We will need substantial funding in order to meet the expenses of our anticipated expansion. Our ability to raise funding may be severely limited due to our historical lack of successful operations, our limited assets and the limited public market for our common stock.

ANY FUTURE GOVERNMENTAL REGULATION OF THE INTERNET MAY ADVERSELY AFFECT OUR OPERATIONS

         At present, management is not aware of any laws or regulations specifically restricting the commercial use of the internet. However, related laws and regulations, including those pertaining to trademark, copyright, patent, licensing, obscenity, and security matters, can affect the use of the internet for online commerce. Management believes that World Internetworks is currently in compliance with all laws pertaining to use of the internet. Nevertheless, we cannot assure that restrictive legislation will not be enacted in the future. New regulation may require us to expend large amounts of money to ensure compliance or may simply prohibit us from doing certain things. In either case, our profitability may be adversely affected.

UNCERTAINTY ABOUT THE FUTURE OF THE INTERNET MAY LEAD TO UNCERTAINTY ABOUT OUR OPERATIONS

         Because the internet is such a new commercial medium, critical issues as to its viability remain unresolved and may limit the growth of e-commerce. These issues include security, reliability, cost, ease of use and access, and quality of service. Although we believe that our internet-related products and services are commercially viable and that the number of internet users will continue to grow, we can not assure you that commerce and communication over the internet will become widespread, or that our products or services will become widely recognized or used.

THE HIGHLY COMPETITIVE NATURE OF THE INTERNET INDUSTRY MAY LIMIT OUR POTENTIAL FOR SUCCESS

         The market for internet services is relatively new, intensely competitive, rapidly evolving and subject to rapid technological change. World Internetworks expects competition to persist, intensify and increase in the future. Most of our current and potential competitors have longer operating histories, larger installed customer bases, longer relationships with clients and significantly greater financial, technical, marketing and public relations resources than we do and could decide at any time to increase their resource commitments to our target market. In order to remain competitive, we may from time to time make certain pricing, service technology or marketing decisions and we cannot assure you that these decisions will lead to success. Competition of the type described above could materially adversely affect our business, results of operations, financial condition and prospects.

         In addition, our ability to generate clients will depend to a significant degree on the quality of our services and our reputation among our clients and potential clients. If we lose clients to our competitors because of dissatisfaction with our services or our reputation is adversely affected for any other reason, our revenues will likely decrease and our prospects could be materially adversely affected.

AUDITOR'S "GOING CONCERN" OPINION

         The Independent Auditor's Report for our audited consolidated financial statements as of February 29, 2000, expresses "substantial doubt about [our] ability to continue as a going concern," due to our recurring losses from operations and stockholders' equity (deficit).

                     RISK FACTORS RELATED TO GTD'S BUSINESS
                     --------------------------------------

NEED FOR ADDITIONAL CAPITAL

         We anticipate that we will need to raise significant amounts of additional capital in the very short term in order to meet the objectives of our proposed business plan, as well as to fund and stabilize our existing business, TSLi. Capital is required for numerous development purposes including the acquisition of technology necessary to build our proposed tape drives. Failure to raise this money will severely compromise, or render impossible, our objectives. There is no assurance that we will be able to raise this capital.

GTD IS A DEVELOPMENT STAGE COMPANY; TSLI'S AUDITOR EXPRESSED "GOING CONCERN"

         GTD's goal is to become a goal is to become a high-end data storage solutions company which would develop, manufacture and sell advanced tape drives, in addition to its current service business. However, GTD is still in the process of attempting to obtain the technology and capacity to achieve this goal and there is no assurance that it will do so or on commercially reasonable terms. GTD has no sales for its tape drives to date, as development and manufacturing is not complete. Operating revenues of development-stage companies are often insufficient to cover expenses for extended periods of time, especially during a time of significant corporate expansion such as GTD plans to commence.

         The Independent Auditor's Report for TSLi's audited consolidated financial statements as of January 2, 1999 expresses "substantial doubt about [our] ability to continue as a going concern," due to our recurring losses from operations and the bank situation. While the 2000 audit has not yet been completed, we anticipate that this "going concern" qualification will continue.

FORBEARANCE BY OUR BANK

         Our subsidiary, TSLi, maintains a banking relationship with Los Angeles, CA-based City National Bank ("City National"). TSLi has three (3) different loans with City National. The loans are secured by TSLi's assets. The largest loan is our Asset Based Line (ABL), which allows TSLi to borrow against both its inventory and accounts receivable. Due to the financial woes that beset TSLi's largest customer in 1999, TSLi suffered a decline in revenues, write-down of receivables, and operating losses. As a result of these factors, TSLi is in technical default on the ABL credit line, and continues to be in default as of March 2001, based on the borrowing criteria outlined in the Credit Agreement.

         City National and TSLi have executed a forbearance letter whereby City National has agreed that it will not act upon the default prior to June 15, 2001. Since October 2000, TSLi has reduced the ABL line balance from approximately $500,000 to approximately $70,000. TSLi anticipates that the balance of the ABL line will be repaid prior to June 15, 2001. However, there is no certainty of this event or that City National will not attempt to foreclose on the loan after June 15, 2001 in the event that TSLi is unable to fully repay all outstanding amounts.

OUR ACQUISITION STRATEGY SUBJECTS US TO RISK

         In order to achieve the objectives of our business plan, we intend to attempt to acquire additional storage and related companies to acquire manufacturing, technology and related assets. The timing, size and success of our acquisition efforts and the anticipated capital requirements to implement our strategy cannot be predicted. The success of our acquisition strategy will depend largely on our ability to identify suitable acquisition candidates and secure any necessary financing, without diverting management's attention from the operation of our business. Competition for acquisition targets could result in increased acquisition prices and fewer businesses available for investment.

         In addition, upon completion of an acquisition, we will still face a number of risks relating to the newly acquired business, any of which could seriously harm our business, including: potential disputes with the sellers of acquired businesses; adverse effects on our reported operating results due to accounting charges associated with acquisitions; failure to retain key clients or personnel of the acquired businesses; failure of the acquired business to achieve expected results; increased expenses resulting from newly engaged personnel; or difficulties related to the integration of acquired businesses with our business, including difficulties in integrating different corporate cultures and operating strategies, which could divert management's attention from our day-to-day operations.

         Customer dissatisfaction or performance problems with an acquired business could also have a material adverse effect on our reputation, harming existing customer relationships and making it more difficult for us to acquire new customers. In addition, an acquired business could fail to meet our performance expectations. For all of the above reasons, our pursuit of an overall acquisition and investment strategy or any individual acquisition or investment could seriously harm our business.

WE ARE DEPENDENT UPON THIRD PARTIES TO COMPLETE THE DEVELOPMENT OF TECHNOLOGIES TO BE INCORPORATED INTO PROPOSED PRODUCTS, LICENSE THE TECHNOLOGIES TO US AND MANUFACTURE PARTS FOR US

         We intend to engage third-party engineering and software development companies to complete the development of key technologies that we anticipate incorporating into our products. We have not entered into agreements with these third parties and can not assure you that we will be able to do so on commercially reasonable terms, or at all. Moreover, we will not control the efforts of these third parties and can not assure you that they will be able to satisfy our development timetables or technology specifications.

WE MAY NOT BE ABLE TO COMPETE SUCCESSFULLY BECAUSE OF THE NUMBER AND STRENGTH OF OUR COMPETITORS AND EXPECTED NUMEROUS MARKET ENTRANTS AND PRODUCT INTRODUCTIONS

         We anticipate that we will compete with all companies that offer data storage drives for the medium to very high-end libraries, including those offering digital linear tape drives, as well as the very high-end products. Our competitors in these markets include Quantum, EMC, IBM and others. Most of these competitors benefit from greater name recognition and have substantially greater financial, personal, technical and marketing resources that we have. These companies, as well as other large, well-known computer and library companies, are continuously developing new products or enhancing existing products based on existing and new roadmaps. In addition, as the data storage market continues to expand, we expect competition to increase and new entrants into the market.

THERE IS SIGNIFICANT COMPETITION IN OUR INDUSTRY FOR HIGHLY SKILLED EMPLOYEES AND OUR FAILURE TO ATTRACT AND RETAIN TECHNICAL PERSONNEL WOULD ADVERSELY AFFECT OUR BUSINESS

         We may not be able to successfully attract or retain highly skilled employees. Our inability to hire or retain highly qualified individuals may impede our ability to design, develop, test and commercially introduce our products, which may adversely affect our business. The computer and data storage industries are characterized by a high level of employee mobility, and the market for highly qualified individuals in software development and other computer-related fields is intense. This competition means there are fewer highly qualified employees available to hire and the costs of hiring and retaining these individuals are high. Even if we are able to hire these individuals, we may be unable to retain them. Furthermore, there is increasing pressure to provide technical employees with stock options and other equity interests, which may dilute earnings per shares.

WE MAY BE UNABLE TO RETAIN OUR KEY PEOPLE

         Our future success depends, in significant part, upon the continuing service and performance of our senior management and other key personnel. If we lose the services of any of these individuals, including but not limited to Robert Genesi and Robert Mullaney, our ability to effectively deliver services to our clients and manage our business effectively could be impaired. We do not have key-person life insurance on any of our key personnel.

PRINCIPAL CUSTOMERS

         A significant portion of TSLi's revenues is generated by several service and maintenance customers. These same customers are also being targeted as prospective product customers for our drive products. If we are unable to retain and grow these customer accounts, our ability to execute upon our business plan will be severely compromised.

IF WE FAIL TO MAINTAIN AND ESTABLISH STRATEGIC RELATIONSHIPS, WE COULD LOSE ACCESS TO SALES OPPORTUNITIES

         We plan to enter into and maintain strategic relationships that will provide us with sales opportunities, access to potential clients and access to technical knowledge. If we fail to establish and maintain strategic relationships, we could lose access to sales opportunities and the ability to undertake projects and service clients that require the cooperation or support of the other party. Further, because our products may compete with products and services offered by existing and potential strategic partners, such partners may elect not to continue or enter into new strategic relationships with us. If we lose existing strategic relationships or are unable to enter into new strategic relationships as needed, our business could be seriously harmed.

DEVELOPMENT

         GTD faces many risks relating to the development of its tape drive products. While some prototypes have been developed, development is not complete. Accordingly, GTD has not yet generated any resources from the sale of storage drive products. The market includes large competitors with significantly greater resources. Success will depend in large part upon the Company's ability to compete in a competitive marketplace.

                      RISK FACTORS RELATED TO THE COMPANY
                      -----------------------------------

THERE IS A LIMITED MARKET FOR OUR SHARES

         There is a limited market for our common stock on the NASD OTCBB and we cannot assure you that such a market will be maintained. The market for our common stock is likely to be volatile and many factors may affect the market. These include, for example:

Our success, or lack of success, in marketing our products and services;

Competition;

Governmental regulations;

Over time, the registration or lapse of restrictions under Rule 144 for any of our currently outstanding stock which is restricted, of which there is a substantial amount following the Merger; and

Fluctuations in operating results.

         The stock markets generally have experienced, and will probably continue to experience, extreme price and volume fluctuations that have affected the market price of the shares of many small capital companies. These fluctuations have often been unrelated to the operating results of such companies. Such broad market fluctuations, as well as general economic and political conditions, may decrease the market price of our common stock in any market that develops.

YOU SHOULD NOT EXPECT THE PAYMENT OF DIVIDENDS BY US

         We do not expect to pay dividends on our common stock in the foreseeable future. Future dividends, if any, will depend upon our earnings, if any. Investors who will need cash dividends from their investment should not purchase our common stock.

COMBINATION OF BUSINESSES

         It is expected that after the Merger, the current business of the Company will be operated in connection with the existing business of GTD. It is not possible to state at this time whether the two businesses will be able to operate effectively as a joint operation.

DILUTION

         We anticipate that we will need to raise significant capital to fund our businesses. In addition, we anticipate that we may issue a significant number of shares to acquire additional businesses. In either event, current shareholders will experience significant dilution as a result.

CONTROL

         A limited number of persons and their affiliates, including current and past management, own a majority of the Company's outstanding voting stock. Accordingly, they will control or have significant input as to the outcome of any corporate transaction or other matter submitted to the stockholders for approval, including mergers, acquisitions, consolidations and sales of all or substantially all of its assets, as well as the power to prevent or cause a change in control. The interests of these stockholders may differ from an investor's interests.

                               POST-MERGER BOARD.
                               ------------------

         Upon consummation of the Merger:

         (a) The Directors of WINW will be Robert Genesi, Anthony Giraudo and Steven K. Hansen.

         (b)      The officers of WINW shall be as follows:

                  Name                          Office
                  ----                          ------
                  Robert Genesi                 Chief Executive Officer,
                                                President, Secretary

                  Robert Mullaney               President TSLI, Exec. V.P. Sales

         (c) The sole director and officer of the surviving corporation shall be as follows:

                  Robert Genesi                 Chief Executive Officer,
                                                Secretary, Treasurer

Business Experience of Post-Merger Board and Officers.
------------------------------------------------------

         Robert Genesi. A co-founder of GTD, Mr. Genesi has experience with start-up and turnaround situations in the technology sector. He has in excess of 25 years of operating experience in senior and corporate- level positions with a variety of major technology firms. An engineer by training, Mr. Genesi has been involved in many different areas during his career including production, finance, marketing, and human resources. Mr. Genesi's storage industry experience includes President and COO of Read-Rite, and President and CEO of DAS Devices, and Tecmar/Rexon.

         Anthony Giraudo. Anthony Giraudo is an executive with 23 years experience in the semiconductor industry. Mr.Giraudo has extensive experience and success in new business development, product innovation, and technology development. Mr. Giraudo also has experience in leading edge manufacturing operations. Previous work experience includes; Mass Storage Division at IBM, NCR Microelectronics, and Honeywell Solid State Electronics Division.

         Robert Mullaney. Mr. Mullaney is currently CEO/President of TSLi, a company that he has led from start-up status 5 years ago. TSLi is engaged in the mass storage service business. Mr. Mullaney has more than 22 years of direct mass storage service and manufacturing experience.

Item 7.  Financial Statements and Exhibits

(a) Financial Statements of business acquired will be filed by amendment no later than sixty (60) days of the date this filing is required.

(b) Pro forma financial information of business acquired will be filed by amendment no later than sixty (60) days of the date this filing is required.

(c)      Exhibits

2.1 Agreement and Plan of Reorganization and Merger dated February 27, 2001 between World Internetworks, Inc., GTD Acquisition, Inc. and GTData Corporation.

2.2      Press Release dated March 1, 2001

2.3      Press release dated March 20, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   WORLD INTERNETWORKS, INC.

Date: March 28, 2001               By: /s/ Robert Genesi
      --------------                   -----------------
                                           Robert Genesi
                                           President